FINAL                    10/31/2022

Financial Analysts Briefing Supplement
Third Quarter 2022
This document is a statistical supplement to the Financial Analysts Briefing book. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.

For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

Share Data
(In Thousands)

		Beginning	Shares Issued		Shares Purchased		Ending	QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Shares	Stk. Bon.	Stk. Opt.	Treas.	Misc.	Shares	Avg.	Dilutive	Avg.	Avg.	Dilutive	Avg.
	Period	Outstanding	& DRP	& Misc.	Shares	Purch.(1)	Outstanding	Shares	Shares	Diluted	Shares	Shares	Diluted

2020	1	726,793	468	1,613	9,984	508	718,382	724,366	3,146	727,512	724,366	3,146	727,512
	2	718,382	648	100	5,209	13	713,908	717,889	1,875	719,764	721,128	2,510	723,638
	3	713,908	468	134	10,916	20	703,574	711,698	2,095	713,793	717,962	2,372	720,333
	4	703,574	437	235	11,791	1	692,454	701,016	2,843	703,859	713,702	2,490	716,192

2021	1	692,454	387	1,684	13,440	378	680,707	688,938	3,002	691,940	688,938	3,002	691,940
	2	680,707	330	130	9,174	3	671,990	678,050	2,871	680,921	683,464	2,936	686,400
	3	671,990	250	188	9,572	39	662,817	668,762	3,163	671,925	678,509	3,012	681,521
	4	662,817	249	224	11,140	18	652,132	659,100	3,412	662,512	673,617	3,112	676,729

2022	1	652,132	259	1,308	8,007	343	645,349	649,753	3,074	652,827	649,753	3,074	652,827
	2	645,349	269	101	11,185	8	634,526	640,707	2,536	643,243	645,205	2,805	648,010
	3	634,526	258	144	11,057	3	623,868	629,350	2,597	631,947	639,862	2,735	642,597

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

Summary of Adjusted Results by Business Segment
(In Millions, except per-share data and where noted)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change

Aflac Japan	$3,054	$3,208	$3,261	$3,263	$3,754	$976	$630	(35.5)	$2,867	$2,351	(18.0)
Aflac U.S.	1,245	1,285	1,272	1,268	1,478	358	309	(13.7)	1,217	984	(19.1)
Corporate and other (1)	(214)	(139)	(72)	(115)	(298)	(41)	(59)		(144)	(179)
Pretax adjusted earnings	4,086	4,354	4,461	4,416	4,934	1,293	880	(31.9)	3,940	3,156	(19.9)
Income taxes (1)	1,370	1,129	1,147	864	915	262	156	(40.5)	771	565	(26.7)
Adjusted earnings (2)	2,716	3,226	3,314	3,552	4,019	1,031	725	(29.7)	3,169	2,591	(18.2)

Reconciling items:
Adjusted net investment gains (losses)	—	(297)	(15)	(229)	462	(172)	222		216	923
Other and non-recurring income (loss) (3)	(69)	(75)	(1)	(28)	(73)	(8)	1		(67)	1
Income tax benefit (expense) on items excluded from adjusted earnings (4)	24	83	3	72	(83)	(37)	648		(32)	501
Tax reform adjustment (5)	1,933	(18)	4	—	—	—	—		—	—
Tax valuation allowance release (6)	—	—	—	1,411	—	—	—		—	—
Net earnings	$4,604	$2,920	$3,304	$4,778	$4,325	$888	$1,596	79.7	$3,286	$4,016	22.2

Effective Tax rate	(14.6)%	26.7%	25.7%	(14.9)%	18.7%	20.2%	(44.7)%		19.7%	1.6%

Earnings per share of common stock:
Net earnings (basic)	$5.81	$3.79	$4.45	$6.69	$6.42	$1.33	$2.54	91.0	$4.84	$6.28	29.8
Net earnings (diluted)	5.77	3.77	4.43	6.67	6.39	1.32	2.53	91.7	4.82	6.25	29.7

Adjusted earnings (basic) (2)	$3.43	$4.20	$4.46	$4.98	$5.97	$1.54	$1.15	(25.3)	$4.67	$4.05	(13.3)
Adjusted earnings (diluted) (2)	3.40	4.16	4.44	4.96	5.94	1.53	1.15	(24.8)	4.65	4.03	(13.3)

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $19 and $5 for the three-month periods and $61 and $35 for the nine-month periods ended September 30, 2022, and 2021, respectively is included as a reduction to net investment income. Tax credits on these investments of $19 and $10 for the three-month period and $63 and $35 for the nine-month periods ended September 30, 2022, and 2021, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.

(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Foreign currency gains and losses for all periods have been reclassified from Other and non-recurring income (loss) to Net investment gains and losses.
(4) Primarily reflects release of $695 in deferred taxes in the third quarter of 2022

(5) The impact of Tax Reform was adjusted in 2018 for return-to-provision adjustments, various amended returns filed by the Company, and final true-ups of deferred tax liabilities. Further impacts were recorded in 2019 as a result of additional guidance released by the IRS.

(6) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

Consolidated Statements of Earnings - U.S. GAAP
(In Millions, except per-share data)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	$18,875	$19,018	$19,122	$18,955	$17,857	$4,426	$3,681		$13,567	$11,772
Assumed (ceded)	(345)	(341)	(342)	(333)	(210)	(54)	(30)		(162)	(93)
Total net earned premiums	18,531	18,677	18,780	18,622	17,647	4,372	3,651	(16.5)	13,406	11,679	(12.9)
Net investment income	3,220	3,442	3,578	3,638	3,818	991	920	(7.2)	2,908	2,760	(5.1)
Net investment gains (losses) (1)	(151)	(430)	(135)	(270)	468	(171)	199		224	885
Other income (1)	67	69	84	157	173	45	50		132	168
Total revenues	21,667	21,758	22,307	22,147	22,106	5,237	4,820	(8.0)	16,670	15,492	(7.1)

Benefits and Expenses:
Benefits and claims, net
Incurred claims -direct	8,853	9,121	9,279	9,364	8,947	2,186	2,107		6,747	6,443
Incurred claims -assumed (ceded)	(446)	(421)	(372)	(296)	(148)	(43)	(47)		(124)	(89)
Increase in FPB (2)-direct	3,628	3,167	2,952	2,707	1,759	461	276		1,358	757
Increase in FPB (2)-assumed (ceded)	146	133	83	21	18	5	5		14	14
Total net benefits and claims	12,181	12,000	11,942	11,796	10,576	2,609	2,340	(10.3)	7,996	7,125	(10.9)
Acquisition and operating expenses:
Amortization of DAC (3)	1,132	1,245	1,282	1,214	1,170	278	268		869	858
Insurance commissions	1,316	1,320	1,321	1,316	1,256	311	267		952	846
Insurance expenses	2,780	2,988	3,089	3,420	3,544	869	783		2,582	2,412
Interest expense	240	222	228	242	238	57	59		181	171
Other expenses	—	—	—	—	—	—	—		—	—
Total acquisition and operating expenses	5,468	5,775	5,920	6,192	6,208	1,515	1,377	(9.1)	4,584	4,287	(6.5)
Total benefits and expenses	17,649	17,775	17,862	17,988	16,784	4,124	3,717	(9.9)	12,580	11,412	(9.3)

Pretax earnings	4,018	3,983	4,445	4,159	5,322	1,113	1,103		4,090	4,080

Income tax expense (benefit) (4)	(586)	1,063	1,141	(619)	997	225	(493)		804	64

Net earnings	$4,604	$2,920	$3,304	$4,778	$4,325	$888	$1,596	79.7	$3,286	$4,016	22.2

(1) Foreign currency gains and losses for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $695 in deferred taxes in the third quarter of 2022

Aflac Incorporated and Subsidiaries

Analysis of Net Earnings and Net Earnings Per Diluted Share
(In Millions, except for per-share data)

								Other and	Foreign
			Net	Other and Non-	Foreign	Net	Net	Non-Recurring	Currency
		Net	Investment	Recurring	Currency	Earnings	Investment	Items	Impact
	Period	Earnings	Gains (Losses) (1)	Items (1)(3)(4)	Impact (2)	Per Share	Gains (Losses) (1)	Per Share (1)(3)(4)	Per Share (2)

	2017	4,604	—	1,888	(41)	5.77	—	2.37	(.05)
	2018	2,920	(230)	(76)	28	3.77	(.30)	(.09)	.04
	2019	3,304	(13)	3	15	4.43	(.02)	.01	.02
	2020	4,778	(181)	1,407	31	6.67	(.25)	1.96	.04
	2021	4,325	365	(59)	(38)	6.39	.54	(.09)	(.06)

2020	1	566	(322)	5	9	.78	(.44)	.01	.01
	2	805	(116)	—	5	1.12	(.16)	—	.01
	3	2,456	45	1,418	3	3.44	.06	1.99	—
	4	951	212	(15)	14	1.35	.30	(.02)	.02

2021	1	1,293	240	(5)	13	1.87	.35	(.01)	.02
	2	1,105	67	(42)	(6)	1.62	.10	(.06)	(.01)
	3	888	(136)	(7)	(14)	1.32	(.20)	(.01)	(.02)
	4	1,039	194	(5)	(30)	1.57	.29	(.01)	(.05)

2022	1	1,032	106	(1)	(37)	1.58	.16	—	(.06)
	2	1,388	448	—	(57)	2.16	.70	—	(.09)
	3	1,596	871	1	(53)	2.53	1.38	—	(.08)

(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact

(3) Foreign currency gains and losses and amortized hedge costs/income for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.

(4)Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries
Consolidated Balance Sheets
(In Millions, except per-share data)

	December 31,					September 30,
Assets:	2017	2018	2019	2020	2021	2021	2022

Investments and cash:
Securities available for sale:
Fixed maturity securities available for sale, at fair value	$78,804	$78,429	$86,950	$101,286	$94,206	$96,285	$70,026
Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	5,509	4,466	4,312	4,596	4,490	4,437	3,617
Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	31,430	30,318	30,085	24,464	22,000	22,613	17,466
Equity securities, at fair value	1,023	987	802	1,283	1,603	1,461	1,064
Commercial mortgage and other loans, net of allowance for credit losses	3,002	6,919	9,569	10,554	11,786	11,388	13,459
Other investments	400	787	1,477	2,429	3,842	3,612	4,186
Cash and cash equivalents	3,491	4,337	4,896	5,141	5,051	6,208	4,710
Total investments and cash	123,659	126,243	138,091	149,753	142,978	146,004	114,528

Receivables, net of allowance for credit losses	827	851	828	796	693	787	655
Accrued investment income	769	773	772	780	737	701	684
Deferred policy acquisition costs	9,505	9,875	10,128	10,441	9,525	9,714	8,155
Property and equipment, net	434	443	581	601	538	542	488
Other assets, net of allowance for credit losses (1)	2,023	2,221	2,368	2,715	3,071	2,849	3,590
Total assets	$137,217	$140,406	$152,768	$165,086	$157,542	$160,597	$128,100

Liabilities and Shareholders' Equity:
Liabilities:
Total policy liabilities	$99,147	$103,188	$106,554	$114,391	$105,072	$107,443	$86,540
Notes payable	5,289	5,778	6,569	7,899	7,956	8,066	7,518
Income taxes, primarily deferred	4,745	4,020	5,370	4,661	4,339	4,577	1,888
Other liabilities	3,438	3,958	5,316	4,576	6,922	6,959	8,002
Total liabilities	112,619	116,944	123,809	131,527	124,289	127,045	103,948
Shareholders' equity:
Common stock	135	135	135	135	135	135	135
Additional paid-in capital	2,052	2,177	2,313	2,410	2,529	2,491	2,615
Retained earnings	29,895	31,788	34,291	37,984	41,381	40,830	44,892
Accumulated other comprehensive income (loss):
Unrealized foreign currency translation gains (losses)	(1,750)	(1,847)	(1,623)	(1,109)	(2,013)	(1,760)	(4,455)
Unrealized gains (losses) on fixed maturity securities	5,964	4,234	8,548	10,361	9,602	9,731	1,131
Unrealized gains (losses) on derivatives	(23)	(24)	(33)	(34)	(30)	(31)	(29)
Pension liability adjustment	(163)	(212)	(277)	(284)	(166)	(278)	(158)
Treasury stock	(11,512)	(12,789)	(14,395)	(15,904)	(18,185)	(17,566)	(19,979)
Total shareholders' equity	24,598	23,462	28,959	33,559	33,253	33,552	24,152
Total liabilities & shareholders' equity	$137,217	$140,406	$152,768	$165,086	$157,542	$160,597	$128,100

(1) Includes goodwill of $269 million in 2022, $268 in 2021, $269 in 2020, $140 million in 2019, $67 million in 2018 and $67 million in 2017

Aflac Incorporated and Subsidiaries

Quarterly Financial Results
(Dollars In Millions, except per-share data)

						Total
		Net	Net		Benefits	Acquisitions	Total			Net EPS		Adj. EPS (1)
		Earned	Inv.	Total	&	&	Pretax	Net	Adjusted
	Period	Premiums	Income	Revenues	Claims	Adj. Exp.	Earn.	Earn.	Earn. (1)	Basic	Dil.	Basic	Dil.

	2017	18,531	3,220	21,667	12,181	5,468	4,018	4,604	2,716	5.81	5.77	3.43	3.40
	2018	18,677	3,442	21,758	12,000	5,775	3,983	2,920	3,226	3.79	3.77	4.20	4.16
	2019	18,780	3,578	22,307	11,942	5,920	4,445	3,304	3,314	4.45	4.43	4.46	4.44
	2020	18,622	3,638	22,147	11,796	6,192	4,159	4,778	3,552	6.69	6.67	4.98	4.96
	2021	17,647	3,818	22,106	10,576	6,208	5,322	4,325	4,019	6.42	6.39	5.97	5.94

2020	1	4,681	904	5,162	2,939	1,503	720	566	882	.78	.78	1.22	1.21
	2	4,664	870	5,407	2,897	1,440	1,070	805	921	1.12	1.12	1.28	1.28
	3	4,623	896	5,665	2,985	1,527	1,153	2,456	994	3.45	3.44	1.40	1.39
	4	4,653	968	5,913	2,974	1,723	1,216	951	755	1.36	1.35	1.08	1.07

2021	1	4,593	925	5,869	2,735	1,531	1,603	1,293	1,058	1.88	1.87	1.54	1.53
	2	4,441	993	5,564	2,653	1,538	1,373	1,105	1,080	1.63	1.62	1.59	1.59
	3	4,372	991	5,237	2,609	1,515	1,113	888	1,031	1.33	1.32	1.54	1.53
	4	4,242	910	5,433	2,581	1,619	1,233	1,039	850	1.58	1.57	1.29	1.28

2022	1	4,178	903	5,272	2,487	1,509	1,276	1,032	927	1.59	1.58	1.43	1.42
	2	3,849	937	5,400	2,298	1,401	1,701	1,388	939	2.17	2.16	1.47	1.46
	3	3,651	920	4,820	2,340	1,377	1,103	1,596	725	2.54	2.53	1.15	1.15

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

Quarterly Book Value Per Share
(Dollars In Millions, except per-share data)

							Adjusted BV
						Adjusted BV	Per Share Incl
		Equity	AOCI		Adjusted BV	Per Share Incl	Foreign Currency
		BV Per	BV Per	Adjusted BV	Per Share	Foreign Currency	Translation G/(L)
	Period	Share	Share	Per Share (1)	% Change	Translation G/(L)(1)	% Change

	2017	31.50	5.16	26.34	19.7%	24.10	23.3%
	2018	31.06	2.85	28.22	7.1%	25.77	6.9%
	2019	39.84	9.10	30.74	8.9%	28.51	10.6%
	2020	48.46	12.90	35.56	15.7%	33.96	19.1%
	2021	50.99	11.34	39.65	11.5%	36.57	7.7%

2020	1	36.75	5.83	30.92	7.0%	28.77	8.9%
	2	41.21	9.45	31.75	7.5%	29.70	7.7%
	3	46.16	11.25	34.91	15.7%	33.08	17.4%
	4	48.46	12.90	35.56	15.7%	33.96	19.1%

2021	1	47.16	10.00	37.16	20.2%	34.70	20.6%
	2	50.20	11.93	38.27	20.5%	35.80	20.5%
	3	50.62	11.56	39.06	11.9%	36.41	10.1%
	4	50.99	11.34	39.65	11.5%	36.57	7.7%

2022	1	45.75	4.82	40.93	10.1%	37.08	6.9%
	2	41.59	(0.86)	42.45	10.9%	37.27	4.1%
	3	38.71	(5.63)	44.34	13.5%	37.20	2.2%

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value including unrealized foreign currency translation gains and losses.

Aflac Incorporated and Subsidiaries

Return on Equity

	Year Ended December 31,					3 Months Ended September 30,		9 Months Ended September 30,

	2017	2018	2019	2020	2021	2021	2022	2021	2022
U.S. GAAP ROE (1) - Net earnings	20.4%	12.2%	12.6%	15.3%	12.9%	10.6%	25.3%	13.1%	18.7%

Impact of excluding unrealized foreign currency translation gains (losses)	(2.0)	(1.0)	(1.0)	(0.9)	(0.8)	(0.7)	(3.6)	(0.7)	(2.3)
Impact of excluding unrealized gains (losses) on securities and derivatives	5.8	3.0	3.6	6.2	5.1	4.0	1.9	5.2	3.8
Impact of excluding pension liability adjustment	(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)

Impact of excluding AOCI	3.6	1.8	2.5	5.1	4.2	3.2	(1.9)	4.3	1.4

U.S. GAAP ROE - less AOCI	24.0	13.9	15.1	20.3	17.1	13.8	23.4	17.3	20.0

Differences between adjusted earnings and net earnings (2)	(9.8)	1.5	0.0	(5.2)	(1.2)	2.2	(12.8)	(0.6)	(7.1)

Adjusted ROE - reported (3)	14.2	15.4	15.2	15.1	15.9	16.0	10.6	16.7	12.9

(1)	U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2)	See separate reconciliation of net income to adjusted earnings.
(3)	See non-U.S. GAAP financial measures for definition of adjusted return on equity

Aflac Incorporated and Subsidiaries

Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
(Diluted Basis)

							Change
				QTD	YTD	Excluding	Excluding
				Foreign	Foreign	Foreign	Foreign
		Adjusted		Currency	Currency	Currency	Currency
	Period	EPS(1)	Growth	Impact(1)	Impact(1)	Impact(1)	Impact

	2017	$3.40	4.6%	N/A	(.05)	$3.45	6.2%
	2018	$4.16	22.4%	N/A	.04	$4.13	21.5%
	2019	$4.44	6.7%	N/A	.02	$4.42	6.3%
	2020	$4.96	11.7%	N/A	.04	$4.92	10.8%
	2021	$5.94	19.8%	N/A	(.06)	$6.00	21.0%

2020	1	$1.21	8.0%	.01	.01	$1.20	7.1%
	2	1.28	13.3	.01	.02	1.27	12.4
	3	1.39	19.8	—	.02	1.39	19.8
	4	1.07	3.9	.02	.04	1.05	1.9
		$4.96	11.7%			$4.92	10.8%

2021	1	$1.53	26.4%	.02	.02	$1.51	24.8%
	2	1.59	24.2	(.01)	.01	1.59	24.2
	3	1.53	10.1	(.02)	(.01)	1.56	12.2
	4	1.28	19.6	(.05)	(.06)	1.33	24.3
		$5.94	19.8%			$6.00	21.0%

2022	1	$1.42	(7.2)%	(.06)	(.06)	$1.48	(3.3)%
	2	1.46	(8.2)	(.09)	—	1.55	(2.5)
	3	1.15	(24.8)	(.08)	(.23)	1.23	(19.6)
		$4.03	(13.3)%			$4.26	(8.4)%

(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

Composition of Invested Assets
(In Millions)

	December 31,					September 30,
	2017	2018	2019	2020	2021	2021	2022

Fixed Maturity Securities(1)	$106,562	$107,174	$109,456	$116,056	$107,369	$109,841	$88,501

Commercial mortgage and other loans, net of allowance for credit losses (1)
Transitional Real Estate (floating rate)	1,235	4,378	5,450	5,231	5,246	5,147	6,447
Middle Market Loans (floating rate)	859	1,478	2,412	3,635	4,601	4,391	4,995
Commercial Mortgage Loans	908	1,063	1,707	1,688	1,874	1,838	2,017
Total Commercial mortgage and other loans, net of allowance for credit losses(1)	3,002	6,919	9,569	10,554	11,721	11,376	13,459

Equity Securities, at FV through net earnings	846	987	802	1,283	1,603	1,461	1,064

Alternatives(2)	113	370	551	919	1,703	1,403	2,004

Total Portfolio	$110,523	$115,450	$120,378	$128,812	$122,396	$124,081	$105,028

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,					September 30,
	2017	2018	2019	2020	2021	2021	2022
Fixed Maturity Securities
Available For Sale - Gross Gains	$9,985	$7,733	$12,266	$14,771	$13,566	$13,729	$6,162
Available For Sale - Gross Losses	(804)	(1,694)	(375)	(481)	(239)	(235)	(3,554)
Total Available For Sale	9,181	6,039	11,891	14,290	13,327	13,494	2,608

Held to Maturity - Gross Gains	6,651	6,470	7,519	5,935	4,869	5,135	2,619
Held to Maturity - Gross Losses	(9)	(66)	(10)	—	—	—	—
Total Held to Maturity	$6,642	$6,404	$7,509	$5,935	$4,869	$5,135	$2,619

Credit Ratings on Fixed Maturities
(At Amortized Cost)
	December 31,
						September 30,
Credit Rating	2017	2018	2019	2020	2021	2021	2022
AAA	1.0%	1.0%	1.1%	1.0%	1.0%	1.0%	1.6%
AA	3.9	3.9	4.3	4.5	5.1	5.0	5.4
A	65.8	67.9	68.6	69.3	68.9	69.4	67.6
BBB	24.0	23.2	23.1	21.9	22.5	21.9	23.0
BB or Lower	5.3	4.0	2.9	3.3	2.5	2.7	2.4
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Presented at amortized cost, net of reserves beginning in 2020
(2) Presented at carrying value; includes asset classes such as private equity and real estate managed by Global Investments; excludes Corporate driven activity

Aflac Incorporated and Subsidiaries
	Supplemental Investment Data by Segment
						3 Months Ended		9 Months Ended
	December 31,					September 30,		September 30,
	2017	2018	2019	2020	2021	2021	2022	2021	2022

Aflac Japan:
Invested assets (in millions)(1)	¥11,017,560	¥11,442,444	¥11,784,586	¥11,936,087	¥12,405,531	¥12,399,257	¥12,920,895	¥12,399,257	¥12,920,895
Return on average invested assets(2)	2.31%	2.33%	2.33%	2.38%	2.72%	2.72%	2.87%	2.68%	2.79%
Portfolio book yield at end of period(3)	2.56%	2.61%	2.64%	2.59%	2.60%	2.60%	2.91%	2.60%	2.91%
Total purchases for period (in millions)(3)	¥1,078,586	¥1,298,376	¥1,003,885	¥714,124	¥952,038	¥165,621	¥142,844	¥689,728	¥637,747
New money yield(3)(4)	1.98%	3.06%	3.83%	3.75%	3.50%	3.99%	5.73%	3.38%	4.16%

Aflac U.S.:
Invested assets (in millions)(1)	$13,764	$13,798	$14,036	$14,848	$15,841	$15,883	$16,472	$15,883	$16,472
Return on average invested assets(2)	5.07%	5.16%	5.70%	4.90%	4.87%	4.88%	4.57%	4.84%	4.74%
Portfolio book yield at end of period(3)	5.52%	5.55%	5.40%	5.18%	4.94%	5.04%	5.21%	5.04%	5.21%
Total purchases for period (in millions)(3)	$1,434	$2,155	$1,835	$1,050	$2,130	$430	$427	$1,348	$1,394
New money yield(3)(4)	4.49%	4.55%	4.51%	3.04%	3.41%	3.87%	6.24%	3.59%	4.90%

Hedge Costs/Income Metrics (5)(6)

						3 Months Ended		9 Months Ended
	December 31,					September 30,		September 30,
	2017	2018	2019	2020	2021	2021	2022	2021	2022
Aflac Japan:
FX hedged notional at end of period (in billions)(7)	$9.3	$9.9	$8.8	$6.0	$6.4	$6.4	$4.1	$6.4	$4.1
Weighted average remaining tenor (in months)(8)	27.7	21.4	8.5	13.0	2.6	3.7	3.7	3.7	3.7
Amortized hedge costs for period (in millions)	$(228)	$(236)	$(257)	$(206)	$(76)	$(20)	$(28)	$(55)	$(84)
Corporate and Other (Parent Company):
FX hedged notional at end of period (in billions)(7)	$—	$2.5	$4.9	$5.0	$5.0	$5.0	$5.0	$5.0	$5.0
Weighted average remaining tenor (in months)(8)	—	16.1	13.7	12.1	11.5	12.2	11.9	12.2	11.9
Amortized hedge income (costs) for period (in millions)	$—	$36	$89	$97	$57	$13	$19	$45	$44

(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs

(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Inc.

(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options. The table does not include the notional amount and weighted average remaining tenor for these options. At September 30, 2022, Aflac Japan caps and put options notional amount was $13.5 billion with a weighted average remaining tenor of 3.2 months. At September 30, 2022, the Parent Company caps notional amount was $1.7 billion with a weighted average remaining tenor of 6.1 months.

(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.
(8) Tenor based on period reporting date to settlement date

Aflac Incorporated and Subsidiaries

	Japan Segment Portfolio Allocation by Currency (1)
	(Dollars In Millions, U.S. GAAP Basis)

	December 31, 2021		September 30, 2022
	Amortized Cost (2)	Fair Value	Amortized Cost (2)	Fair Value
JGB	$50,186	$57,862	$39,106	$41,927
Other	23,661	27,684	19,156	20,126
Total yen denominated	73,847	85,546	58,262	62,053

USD Program	28,913	31,946	26,594	28,342
Other	2,236	3,328	2,015	2,689
US dollar denominated	31,149	35,274	28,609	31,031

Total	$104,996	$120,820	$86,871	$93,084

	Distribution of Consolidated Fixed Maturities by Sector
			September 30, 2022
(In millions)			Amortized Cost (2)	% of Total
Government and agencies			$40,260	45.4%
Municipalities			2,463	2.8
Mortgage- and asset-backed securities			1,963	2.2
Public utilities			7,037	8.0
Electric			5,718	6.5
Natural Gas			229	.3
Other			532	.6
Utility/Energy			558	.6
Sovereign and Supranational			1,206	1.3
Banks/financial institutions			8,815	10.0
Banking			5,196	5.9
Insurance			1,702	1.9
Other			1,917	2.2
Other corporate			26,757	30.3
Basic Industry			2,358	2.7
Capital Goods			3,147	3.6
Communications			2,711	3.1
Consumer Cyclical			2,174	2.5
Consumer Non-Cyclical			5,988	6.7
Energy			2,550	2.9
Other			1,263	1.4
Technology			3,573	4.0
Transportation			2,993	3.4
Total fixed maturity securities			$88,501	100.0%

(1) The entire U.S. segment investment portfolio is U.S. dollar denominated.
(2) Net of reserves

Aflac Incorporated and Subsidiaries

Long-Term Debt Data

Adjusted Leverage Ratios
(In Millions)

	December 31,					September 30,
	2017	2018	2019	2020	2021	2021	2022

Notes payable	$5,289	$5,778	$6,569	$7,899	$7,956	$8,066	$7,518
50% of subordinated debentures and perpetual bonds	(263)	(268)	(408)	(432)	(389)	(400)	(309)
Pre-funding of debt maturities	—	—	(348)	—	—	—	(448)
Adjusted debt (1)	5,026	5,510	5,814	7,467	7,568	7,667	6,762

Total Shareholders' Equity	24,598	23,462	28,959	33,559	33,253	33,552	24,152
Accumulated other comprehensive (income) loss:
Unrealized foreign currency translation (gains) losses	1,750	1,847	1,623	1,109	2,013	1,760	4,455
Unrealized (gains) losses on fixed maturity securities	(5,964)	(4,234)	(8,548)	(10,361)	(9,602)	(9,731)	(1,131)
Unrealized (gains) losses on derivatives	23	24	33	34	30	31	29
Pension liability adjustment	163	212	277	284	166	278	158
Adjusted book value (1)	20,570	21,311	22,344	24,625	25,860	25,890	27,663

Adjusted capitalization ex-AOCI (1) (2)	$25,859	$27,089	$28,565	$32,524	$33,816	$33,956	$34,733
Adjusted debt to adjusted capitalization ex-AOCI	19.4%	20.3%	20.4%	23.0%	22.4%	22.6%	19.5%

Adjusted capitalization (1) (3)	$23,946	$25,030	$26,665	$31,131	$31,637	$31,918	$30,120
Adjusted debt to adjusted capitalization	21.0%	22.0%	21.8%	24.0%	23.9%	24.0%	22.4%

Debt Maturities(4)
(In Millions)
September 30, 2022

	≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

Senior Notes	$—	$1,732	$2,837	$1,092	$1,168	$6,829
Subordinated debt	—	—	—	—	621	621

Total	$—	$1,732	$2,837	$1,092	$1,789	$7,450

(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3)Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies

Aflac of Columbus	A+	Aa3	A+	AA	AA

Aflac of New York	A+	_	A+	_	_

Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company

Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA	AA

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I

Aflac Incorporated

Long-term Senior Debt	a	A3	A-	A+	A+

Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus

Long-term Senior Debt	aa	_	A+	AA	_

Aflac Life Insurance Japan, Ltd.

Long-term Senior Debt	aa	_	A+	AA	_

Subordinated Bonds	_	_	_	AA-	_

The outlook for all ratings assigned by A.M. Best, S&P, Moody's, JCR and R&I is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change

Revenues:
Net earned premiums
Gross premiums	$5,563	$5,711	$5,818	$5,762	$5,540	$1,377	$1,353		$4,169	$4,101
Assumed (ceded)	—	(3)	(11)	(4)	73	16	22		54	81
Total net earned premiums	5,563	5,708	5,808	5,758	5,614	1,393	1,375	(1.3)	4,223	4,182	(1.0)
Adjusted net investment income	721	727	720	705	754	191	185	(3.1)	557	563	1.1
Other income excl. realized foreign
exchange gains (losses)	5	8	22	102	121	32	38		90	120

Total adjusted revenues	6,289	6,443	6,550	6,565	6,489	1,616	1,598	(1.1)	4,870	4,865	(.1)

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	2,526	2,560	2,611	2,498	2,174	559	564		1,576	1,721
Incurred claims -assumed (ceded)	(4)	(4)	(5)	(1)	89	15	17		56	84
Increase in FPB -direct	363	331	268	271	187	55	40		167	72
Increase in FPB -assumed (ceded)	—	(1)	(2)	(3)	(3)	(1)	—		(2)	(1)
Total net benefits and claims	2,885	2,887	2,871	2,765	2,447	628	621	(1.1)	1,798	1,876	4.3

Adjusted expenses:
Amortization of deferred policy
acquisition costs	502	534	573	570	517	123	144	17.1	373	443	18.8
Insurance commissions	580	585	590	576	550	136	135	(.7)	411	411	—
Insurance and other expenses	1,077	1,152	1,244	1,386	1,498	370	390	5.4	1,071	1,152	7.6
Total adjusted expenses	2,159	2,271	2,407	2,532	2,564	629	668		1,855	2,006

Total benefits and adjusted expenses	5,044	5,158	5,279	5,297	5,011	1,257	1,289	2.5	3,653	3,882	6.3

Pretax adjusted earnings	$1,245	$1,285	$1,272	$1,268	$1,478	$358	$309	(13.7)	$1,217	$984	(19.1)

Aflac U.S.

Balance Sheets
(In Millions)

	December 31,					September 30,

	2017	2018	2019	2020	2021	2021	2022
Assets:

Investments and cash	$15,488	$14,518	$16,141	$17,949	$18,324	$18,481	$15,459
Receivables, net of allowance for credit losses	505	568	662	685	595	654	608
Accrued investment income	184	178	174	172	169	166	174
Deferred policy acquisition costs	3,355	3,491	3,544	3,450	3,292	3,296	3,224
Other assets	361	345	424	608	726	707	748

Total assets	$19,893	$19,100	$20,945	$22,864	$23,106	$23,304	$20,212

Liabilities and Shareholders' Equity:

Future policy benefits	$8,806	$9,137	$9,404	$9,674	$9,865	$9,846	$9,938
Policy and contract claims	1,700	1,727	1,779	2,010	1,933	1,904	2,011
Other policy liabilities	119	116	111	126	119	132	113
Deferred income taxes	982	(397)	51	235	187	206	(622)
Other liabilities	1,625	1,577	1,803	2,016	2,034	2,093	2,110
Shareholders' equity	6,661	6,939	7,796	8,803	8,968	9,123	6,663

Total liabilities & shareholders' equity	$19,893	$19,100	$20,945	$22,864	$23,106	$23,304	$20,212

Aflac U.S.
Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(Dollars In Millions)
		Net				Total						Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	Total	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Benefits	Change	Amort.	Change	Expenses	Change	Earn.	Change

	2017	5,563	2.0	721	2.6	6,289	2.0	2,885	.6	502	1.0	2,159	3.3	1,245	3.1
	2018	5,708	2.6	727	.8	6,443	2.4	2,887	.1	534	6.4	2,271	5.2	1,285	3.2
	2019	5,808	1.8	720	(1.0)	6,550	1.7	2,871	(.6)	573	7.3	2,407	6.0	1,272	(1.0)
	2020	5,758	(.9)	705	(2.1)	6,565	.2	2,765	(3.7)	570	(.5)	2,532	5.2	1,268	(.3)
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,447	(11.5)	517	(9.3)	2,564	1.3	1,478	16.6

2020	1	1,483	1.5	177	—	1,687	2.9	713	(1.1)	160	.6	648	8.7	326	.9
	2	1,458	(.1)	172	(4.4)	1,656	.9	646	(11.7)	134	2.3	584	2.3	426	26.0
	3	1,407	(2.6)	175	(4.4)	1,606	(1.5)	679	(4.4)	141	1.4	597	2.1	329	(1.8)
	4	1,410	(2.3)	182	1.1	1,617	(1.3)	727	2.5	135	(6.3)	703	7.5	187	(32.0)

2021	1	1,422	(4.1)	176	(.6)	1,628	(3.5)	556	(22.0)	139	(13.1)	626	(3.4)	445	36.5
	2	1,408	(3.4)	189	9.9	1,627	(1.8)	613	(5.1)	111	(17.2)	601	2.9	413	(3.1)
	3	1,393	(1.0)	191	9.1	1,616	.6	628	(7.5)	123	(12.8)	629	5.4	358	8.8
	4	1,391	(1.3)	197	8.2	1,619	.1	649	(10.7)	143	5.9	709	.9	261	39.6

2022	1	1,413	(.6)	184	4.5	1,639	.7	622	11.9	168	20.9	692	10.5	325	(27.0)
	2	1,394	(1.0)	193	2.1	1,628	.1	633	3.3	131	18.0	645	7.3	349	(15.5)
	3	1,375	(1.3)	185	(3.1)	1,598	(1.1)	621	(1.1)	144	17.1	668	6.2	309	(13.7)

Aflac U.S.

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling			Total Adjusted	Combined	Pretax
		Premium	Tot. Ben./	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency	Premium	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2017	78.4	51.9	9.0	34.3	80.2	19.8
	2018	78.7	50.6	9.4	35.2	80.1	19.9
	2019	77.7	49.4	9.9	36.7	80.6	19.4
	2020	79.3	48.0	9.9	38.6	80.7	19.3
	2021	79.6	43.6	9.2	39.5	77.2	22.8
	2022 YTD	77.6	44.9	10.6	41.2	79.8	20.2

2020	1	77.6	48.1	10.8	38.4	80.7	19.3
	2	78.3	44.3	9.2	35.3	74.3	25.7
	3	78.8	48.3	10.0	37.2	79.5	20.5
	4	79.3	51.6	9.6	43.5	88.4	11.6

2021	1	80.0	39.1	9.8	38.5	72.6	27.3
	2	80.1	43.5	7.9	36.9	74.6	25.4
	3	79.9	45.1	8.8	38.9	77.8	22.2
	4	79.6	46.7	10.3	43.8	83.9	16.1

2022	1	78.5	44.0	11.9	42.2	80.2	19.8
	2	77.9	45.4	9.4	39.6	78.5	21.4
	3	77.6	45.2	10.5	41.8	80.7	19.3

Aflac U.S.

Aflac U.S. Sales Results
(Dollars In Millions)

		Annl.		New Annl.
		Prem.	%	Prem.	%
	Period	In Force	Change	Sales	Change

	2017	6,052	2.6	1,552	4.7
	2018	6,231	3.0	1,601	3.2
	2019	6,301	1.1	1,580	(1.3)
	2020	6,099	(3.2)	1,093	(30.8)
	2021	6,003	(1.6)	1,278	16.9

2020	1	6,224	.7	323	(5.2)
	2	6,079	(1.7)	161	(55.6)
	3	5,969	(2.9)	221	(35.7)
	4	6,099	(3.2)	388	(27.2)

2021	1	6,027	(3.2)	251	(22.1)
	2	5,988	(1.5)	264	64.1
	3	5,929	(.7)	299	35.0
	4	6,003	(1.6)	464	19.6

2022	1	5,942	(1.4)	299	19.0
	2	5,926	(1.0)	305	15.6
	3	5,889	(.7)	334	11.8

Aflac U.S.

Aflac U.S. Product Mix
(New Annualized Premium Sales, Dollars in Millions)

			% of		% of		% of	Critical	% of	Hospital	% of	Dental/	% of
	Period	Disability	Total	Life	Total	Accident	Total	Care(1)	Total	Indemnity	Total	Vision	Total	Total
	2017	356	22.9	78	5.0	456	29.4	354	22.8	229	14.8	79	5.1	1,552
	2018	363	22.7	88	5.5	468	29.2	354	22.1	253	15.8	75	4.7	1,601
	2019	355	22.5	97	6.1	450	28.5	346	21.9	263	16.6	69	4.4	1,580
	2020	243	22.3	80	7.3	285	26.1	242	22.2	197	18.0	45	4.1	1,093
	2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278

2020	1	73	22.6	25	7.7	88	27.3	68	21.1	55	16.9	14	4.4	323
	2	38	23.9	14	8.6	41	25.7	33	20.6	28	17.1	7	4.1	161
	3	54	24.2	16	7.1	58	26.4	45	20.5	37	16.8	11	5.0	221
	4	79	20.4	26	6.6	98	25.2	95	24.5	77	20.0	13	3.3	388

2021	1	58	23.1	17	6.7	66	26.3	57	22.6	42	16.7	11	4.6	251
	2	60	22.7	19	7.3	72	27.2	56	21.0	43	16.4	14	5.4	264
	3	79	26.2	27	9.2	76	25.5	57	19.1	45	15.1	15	4.9	299
	4	100	21.4	51	11.0	107	23.1	104	22.3	79	17.0	24	5.2	464

2022	1	70	23.3	24	7.9	75	25.3	63	21.2	50	16.7	17	5.6	299
	2	77	25.2	26	8.3	75	24.6	63	20.6	45	14.9	19	6.4	305
	3	97	28.9	33	10.0	76	22.6	60	18.1	47	14.1	21	6.3	334

Aflac U.S. Sales Force Data

					Average	Productivity
					Weekly	(Production/
		Recruited Agents			Producer	Avg. Weekly
	Period	Career	Broker	Total	Equivalents	Producers)
	2017	16,817	3,073	19,890	8,808	176,183
	2018	15,774	3,380	19,154	8,531	187,720
	2019	15,227	3,603	18,830	8,184	193,120
	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235

2020	1	3,436	494	3,930	7,411	43,517
	2	2,190	381	2,571	4,252	37,814
	3	3,136	486	3,622	5,485	40,367
	4	3,064	500	3,564	6,523	59,533

2021	1	2,890	1,063	3,953	5,643	44,530
	2	2,754	1,355	4,109	5,925	44,540
	3	2,502	1,615	4,117	5,926	50,448
	4	2,495	1,412	3,907	6,477	71,723

2022	1	1,987	455	2,442	6,061	49,322
	2	2,937	391	3,328	6,067	50,264
	3	2,358	339	2,697	6,010	55,599

(1) Includes cancer, critical illness, and hospital intensive care prod

Aflac Japan
Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	¥1,493,299	¥1,468,894	¥1,450,586	¥1,409,134	¥1,350,945	¥335,737	¥321,911		¥1,019,046	¥976,080
Assumed (ceded)	(62,873)	(60,198)	(57,974)	(55,926)	(50,864)	(12,666)	(12,034)		(38,309)	(36,588)
Total net earned premiums	1,430,426	1,408,697	1,392,612	1,353,208	1,300,082	323,072	309,877	(4.1)	980,738	939,492	(4.2)
Net investment income (1)
Yen denominated	145,114	141,575	142,473	138,397	138,513	34,951	46,205	32.2	104,192	115,178	10.5
US$ denominated	131,168	149,801	157,717	167,541	202,905	51,230	49,323	(3.7)	147,238	159,785	8.5
Net investment income	276,282	291,377	300,191	305,938	341,419	86,181	95,528	10.8	251,431	274,964	9.4
Amortized hedge costs on foreign investments (2)	(24,528)	(25,858)	(28,938)	(22,816)	(8,391)	(2,146)	(3,288)	53.2	(6,094)	(9,677)	58.8
Adjusted net investment income	251,754	265,519	271,253	283,122	333,028	84,035	92,241	9.8	245,337	265,287	8.1
Other income excl. realized foreign
currency gains (losses)	4,640	4,636	4,869	4,497	4,512	1,078	1,205		3,441	3,420

Total adjusted revenues	1,686,820	1,678,852	1,668,734	1,640,827	1,637,621	408,185	403,323	(1.2)	1,229,516	1,208,199	(1.7)

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	710,251	724,556	727,491	734,471	743,610	179,383	214,466		561,121	603,746
Incurred claims -assumed (ceded)	(55,691)	(51,892)	(45,657)	(37,806)	(31,801)	(7,916)	(12,157)		(23,689)	(28,965)
Increase in FPB -direct	366,376	313,343	292,444	260,200	172,525	44,702	32,525		129,235	88,372
Increase in FPB -assumed (ceded)	(1,557)	(2,000)	(6,497)	(11,377)	(11,132)	(2,739)	(2,457)		(8,481)	(7,478)
Total net benefits and claims	1,019,378	984,007	967,782	945,487	873,202	213,430	232,378	8.9	658,186	655,675	(.4)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	70,670	78,459	77,286	68,818	71,657	17,011	17,192	1.1	53,777	52,821	(1.8)
Insurance commissions	82,495	81,045	79,661	79,036	77,449	19,300	18,326	(5.0)	58,653	55,327	(5.7)
Insurance and other expenses	170,636	181,139	189,203	199,606	203,169	50,924	48,503	(4.8)	147,624	145,583	(1.4)
Total adjusted expenses	323,801	340,643	346,150	347,460	352,275	87,234	84,021		260,054	253,732

Total benefits and adjusted expenses	1,343,180	1,324,651	1,313,932	1,292,947	1,225,477	300,665	316,399	5.2	918,240	909,407	(1.0)

Pretax adjusted earnings	¥343,640	¥354,201	¥354,802	¥347,881	¥412,144	¥107,521	¥86,924	(19.2)	¥311,276	¥298,791	(4.0)

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Net earned premiums
Gross premiums	$13,312	$13,307	$13,304	$13,193	$12,317	$3,049	$2,328		$9,398	$7,671
Assumed (ceded)	(561)	(546)	(532)	(524)	(463)	(115)	(87)		(353)	(287)
Total net earned premiums	12,752	12,762	12,772	12,670	11,853	2,934	2,241	(23.6)	9,045	7,384	(18.4)
Net investment income (1)
Yen denominated	1,294	1,283	1,307	1,296	1,262	317	335	5.7	960	898	(6.5)
US$ denominated	1,169	1,356	1,446	1,569	1,845	465	357	(23.2)	1,355	1,251	(7.7)
Net investment income	2,463	2,639	2,753	2,865	3,107	783	692	(11.6)	2,315	2,149	(7.2)
Amortized hedge costs on foreign investments (2)	(228)	(236)	(257)	(206)	(76)	(20)	(28)	40.0	(55)	(84)	52.7
Adjusted net investment income	2,235	2,403	2,496	2,659	3,031	763	663	(13.1)	2,260	2,066	(8.6)
Other income excl. realized foreign
currency gains (losses)	41	41	45	42	41	10	9		32	26

Total adjusted revenues	15,028	15,206	15,313	15,371	14,925	3,707	2,913	(21.4)	11,337	9,476	(16.4)

Benefits and claims
Benefits and claims, net
Incurred claims -direct	6,332	6,566	6,671	6,875	6,783	1,629	1,546		5,178	4,731
Incurred claims -assumed (ceded)	(497)	(471)	(419)	(354)	(290)	(72)	(87)		(218)	(224)
Increase in FPB -direct	3,265	2,836	2,684	2,437	1,572	406	236		1,191	686
Increase in FPB -assumed (ceded)	(14)	(18)	(60)	(107)	(102)	(25)	(18)		(78)	(59)
Total net benefits and claims	9,087	8,913	8,877	8,851	7,963	1,938	1,676	(13.5)	6,072	5,133	(15.5)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	630	710	709	644	653	154	124	(19.5)	496	415	(16.3)
Insurance commissions	736	735	731	740	706	175	132	(24.6)	541	435	(19.6)
Insurance and other expenses	1,521	1,640	1,734	1,873	1,849	462	350	(24.2)	1,360	1,142	(16.0)
Total adjusted expenses	2,887	3,085	3,174	3,257	3,208	792	607		2,397	1,991

Total benefits and adjusted expenses	11,974	11,998	12,051	12,108	11,171	2,731	2,283	(16.4)	8,469	7,125	(15.9)

Pretax adjusted earnings	$3,054	$3,208	$3,261	$3,263	$3,754	$976	$630	(35.5)	$2,867	$2,351	(18.0)

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income

Aflac Japan

Balance Sheets
(In Millions)

December 31,						September 30,
2017		2018	2019	2020	2021	2021	2022

Assets:

Investments and cash	¥11,854,224	¥12,031,549	¥12,847,994	¥13,080,154	¥13,645,902	¥13,614,574	¥13,468,243
Receivables, net of allowance for credit losses	37,692	37,083	28,219	20,782	22,439	24,643	22,386
Accrued investment income	64,439	66,350	65,485	62,722	67,493	59,094	74,789
Deferred policy acquisition costs	695,025	708,638	721,341	723,579	716,984	718,263	714,008
Other assets	276,050	292,335	308,411	320,351	331,449	317,780	391,442

Total assets	¥12,927,431	¥13,135,956	¥13,971,450	¥14,207,588	¥14,784,268	¥14,734,354	¥14,670,869

Liabilities and Shareholders' Equity:

Future policy benefits	¥8,323,560	¥8,637,152	¥8,924,868	¥9,175,501	¥9,336,894	¥9,296,352	¥9,417,217
Policy and contract claims	304,248	317,043	315,477	328,778	333,900	336,273	362,669
Unearned premiums	659,977	552,419	453,133	361,010	284,045	301,690	240,184
Other policyholders' funds	784,117	793,148	801,588	808,429	812,512	814,405	814,887
Income taxes (prim. deferred)	431,949	510,528	618,901	478,969	467,877	484,807	323,200
Other liabilities	150,143	194,949	357,135	253,219	513,580	538,673	777,585
Shareholders' equity	2,273,438	2,130,718	2,500,349	2,801,682	3,035,460	2,962,154	2,735,128

Total liabilities & shareholders' equity	¥12,927,431	¥13,135,956	¥13,971,450	¥14,207,588	¥14,784,268	¥14,734,354	¥14,670,869

Aflac Japan

Balance Sheets
(In Millions)

December 31,						September 30,
2017		2018	2019	2020	2021	2021	2022

Assets:

Investments and cash	$104,905	$108,392	$117,269	$126,378	$118,639	$121,646	$93,006
Receivables, net of allowance for credit losses	334	334	258	201	195	220	155
Accrued investment income	570	598	598	606	587	528	516
Deferred policy acquisition costs	6,150	6,384	6,584	6,991	6,233	6,418	4,931
Other assets	2,443	2,634	2,815	3,095	2,882	2,839	2,703

Total assets	$114,402	$118,342	$127,523	$137,271	$128,536	$131,651	$101,311

Liabilities and Shareholders' Equity:

Future policy benefits	$73,661	$77,812	$81,461	$88,652	$81,176	$83,062	$65,032
Policy and contract claims	2,692	2,856	2,879	3,177	2,903	3,005	2,504
Unearned premiums	5,840	4,977	4,136	3,488	2,469	2,696	1,659
Other policyholders' funds	6,939	7,145	7,316	7,811	7,064	7,277	5,627
Income taxes (prim. deferred)	3,823	4,601	5,650	4,630	4,067	4,335	2,163
Other liabilities	1,328	1,756	3,260	2,447	4,465	4,813	5,370
Shareholders' equity	20,119	19,194	22,820	27,068	26,391	26,463	18,957

Total liabilities & shareholders' equity	$114,402	$118,342	$127,523	$137,271	$128,536	$131,651	$101,311

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Yen In Millions)

		Net				Total						Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	Total	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Benefits	Change	Amort.	Change	Expense	Change	Earn.	Change

	2017	1,430,426	(2.7)	251,754	(2.0)	1,686,820	(2.5)	1,019,378	(4.5)	70,670	1.2	323,801	.5	343,640	.6
	2018	1,408,697	(1.5)	265,519	5.5	1,678,852	(.5)	984,007	(3.5)	78,460	11.0	340,642	5.2	354,201	3.1
	2019	1,392,612	(1.1)	271,253	2.2	1,668,734	(.6)	967,782	(1.6)	77,286	(1.5)	346,150	1.6	354,802	.2
	2020	1,353,208	(2.8)	283,122	4.4	1,640,827	(1.7)	945,487	(2.3)	68,818	(11.0)	347,459	.4	347,881	(2.0)
	2021	1,300,082	(3.9)	333,028	17.6	1,637,621	(.2)	873,202	(7.6)	71,657	4.1	352,275	1.4	412,144	18.5

2020	1	343,054	(2.1)	69,812	4.0	414,045	(1.1)	238,148	(1.7)	18,842	(5.9)	82,939	(2.0)	92,958	1.2
	2	339,891	(2.5)	68,036	2.0	409,126	(1.8)	237,328	(1.2)	16,697	(14.3)	81,648	(4.1)	90,150	(1.2)
	3	336,488	(3.3)	70,219	(.2)	407,874	(2.8)	240,025	(1.4)	16,001	(16.5)	88,661	2.5	79,188	(11.6)
	4	333,775	(3.5)	75,054	11.9	409,782	(1.0)	229,986	(4.9)	17,277	(7.2)	94,211	4.9	85,585	4.2

2021	1	330,595	(3.6)	74,621	6.9	406,505	(1.8)	225,965	(5.1)	18,225	(3.3)	86,732	4.6	93,808	.9
	2	327,071	(3.8)	86,681	27.4	414,825	1.4	218,791	(7.8)	18,541	11.0	86,088	5.4	109,947	22.0
	3	323,072	(4.0)	84,035	19.7	408,185	.1	213,430	(11.1)	17,011	6.3	87,234	(1.6)	107,521	35.8
	4	319,344	(4.3)	87,690	16.8	408,105	(.4)	215,016	(6.5)	17,880	3.5	92,221	(2.1)	100,868	17.9

2022	1	316,429	(4.3)	79,042	5.9	396,545	(2.5)	212,182	(6.1)	17,882	(1.9)	84,208	(2.9)	100,154	6.8
	2	313,186	(4.2)	94,004	8.4	408,331	(1.6)	211,115	(3.5)	17,747	(4.3)	85,502	(.7)	111,714	1.6
	3	309,877	(4.1)	92,241	9.8	403,323	(1.2)	232,378	8.9	17,192	1.1	84,021	(3.7)	86,924	(19.2)

Aflac Japan

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling		Tot. Ben./		Tot. Adj.	Combined	Pretax
		Premium	Tot. Ben./	Premiums	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency(1)	Premium	(3rd sector)	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2017	94.9	71.3	60.5	4.9	19.2	79.6	20.4
	2018	94.1	69.9	59.2	5.6	20.3	78.9	21.1
	2019	94.4	69.5	59.3	5.5	20.7	78.7	21.3
	2020	95.1	69.9	59.7	5.1	21.2	78.8	21.2
	2021	94.3	67.2	56.6	5.5	21.5	74.8	25.2
	2022 YTD	94.3	69.8	60.3	5.6	21.0	75.3	24.7

2020	1	94.5	69.4	59.0	5.5	20.0	77.5	22.5
	2	94.8	69.8	59.6	4.9	20.0	78.0	22.0
	3	95.0	71.3	61.7	4.8	21.7	80.6	19.4
	4	95.1	68.9	58.6	5.2	23.0	79.1	20.9

2021	1	95.0	68.4	58.0	5.5	21.3	76.9	23.1
	2	94.7	66.9	56.5	5.7	20.8	73.5	26.5
	3	94.5	66.1	55.0	5.3	21.4	73.7	26.3
	4	94.3	67.3	57.0	5.6	22.6	75.3	24.7

2022	1	94.3	67.1	56.4	5.7	21.2	74.7	25.3
	2	94.3	67.4	57.5	5.7	20.9	72.6	27.4
	3	94.3	75.0	67.2	5.5	20.8	78.4	21.6

(1) Premium persistency presented on a 12-month rolling basis for all periods, rather than year to date

Aflac Japan

Aflac Japan Sales Results
(Yen In Millions, unless otherwise noted)

		Annl.		Third Sector
		Prem.		New Annl.		Total
		In Force	%	Prem.	%	New Annual.	%
	Period	(Billions)	Change	Sales	Change	Premium Sales	Change

	2017	1,552.2	(3.4)	87,417	4.1	94,851	(16.6)
	2018	1,527.1	(1.6)	88,813	1.6	95,894	1.1
	2019	1,489.3	(2.5)	72,836	(18.0)	79,697	(16.9)
	2020	1,426.5	(4.2)	45,110	(38.1)	50,852	(36.2)
	2021	1,360.0	(4.7)	48,977	8.6	54,764	7.7

2020	1	1,474.3	(2.8)	12,486	(26.7)	14,021	(25.4)
	2	1,457.7	(3.4)	8,656	(60.9)	9,827	(58.8)
	3	1,441.9	(.5)	11,167	(33.7)	12,601	(32.0)
	4	1,426.5	(4.2)	12,801	(23.8)	14,404	(22.2)

2021	1	1,410.0	(4.4)	12,492	—	13,998	(.2)
	2	1,391.7	(4.5)	12,125	40.1	13,602	38.4
	3	1,375.0	(4.6)	11,275	1.0	12,605	—
	4	1,360.0	(4.7)	13,084	2.2	14,559	1.1

2022	1	1,345.6	(4.6)	10,679	(19.0)	11,925	(14.8)
	2	1,332.0	(4.3)	11,372	(6.2)	12,731	(6.4)
	3	1,315.7	(4.3)	12,639	12.1	13,884	10.2

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales, Yen In Billions)

			% of		% of	Income	% of	Child	% of		% of	Ordinary	% of		% of
	Period	Cancer	Total	Medical	Total	Support	Total	Endowment	Total	WAYS	Total	Life Other	Total	Other	Total	Total
	2017	53.0	55.8	32.4	34.1	2.2	2.3	.5	.5	.6	.6	5.6	6.0	.6	.7	94.9
	2018	63.1	65.8	23.9	25.0	1.7	1.8	.3	.3	.5	.5	5.9	6.1	.5	.5	95.9
	2019	47.2	59.2	24.6	31.0	1.0	1.2	.2	.2	.4	.5	5.9	7.4	.4	.5	79.7
	2020	28.8	56.6	15.9	31.2	.5	1.0	.2	.4	.4	.7	4.8	9.5	.3	.6	50.9
	2021	27.0	49.2	20.4	37.2	.3	.5	.2	.3	.4	.8	4.9	9.0	1.6	3.0	54.8

2020	1	7.8	55.5	4.5	32.4	.2	1.2	—	.3	.1	.6	1.3	9.3	.1	.7	14.0
	2	5.4	54.7	3.2	32.5	.1	.9	—	.4	.1	.8	1.0	10.0	—	.7	9.8
	3	7.0	55.7	4.0	32.0	.1	.9	.1	.4	.1	.8	1.2	9.6	.1	.6	12.6
	4	8.6	59.7	4.1	28.4	.1	.8	.1	.3	.1	.8	1.3	9.3	.1	.7	14.4

2021	1	6.4	45.4	6.1	43.3	.1	.6	—	.3	.1	.7	1.2	8.9	.1	.8	14.0
	2	6.7	48.9	5.4	39.7	.1	.6	—	.4	.1	.8	1.2	8.9	.1	.7	13.6
	3	6.3	49.9	4.6	36.3	.1	.5	—	.3	.1	.7	1.1	9.0	.4	3.3	12.6
	4	7.7	52.7	4.4	29.9	.1	.4	—	.3	.1	.8	1.2	8.6	1.1	7.3	14.6

2022	1	6.4	53.0	3.8	31.4	.1	1.1	—	.3	.1	.7	1.1	9.0	.5	4.5	11.9
	2	6.8	53.4	3.8	29.9	.3	2.2	—	.2	.1	.8	1.2	9.2	.6	4.3	12.7
	3	8.4	60.1	3.7	26.4	.2	1.2	—	.2	.1	.6	1.0	7.7	.5	3.8	13.9

Aflac Japan

Aflac Japan Sales Force Data

		Number of Agencies by Type				Sales Contribution by Agency Type

	Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates(1)	Recruited Agencies
	2017	9,492	1,455	374	11,321	42.8	52.0	5.2	109,197	174
	2018	8,453	1,392	371	10,216	40.1	55.3	4.6	109,482	85
	2019	7,683	1,343	367	9,393	45.7	50.0	4.3	109,265	77
	2020	7,231	1,312	361	8,904	52.3	42.6	5.1	111,886	48
	2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62

2020	1	7,537	1,332	364	9,233	52.8	42.7	4.5	110,129	17
	2	7,426	1,329	364	9,119	53.8	42.8	3.4	109,850	5
	3	7,312	1,317	364	8,993	51.7	41.4	6.9	111,016	19
	4	7,231	1,312	361	8,904	51.3	43.4	5.3	111,886	7

2021	1	7,142	1,308	360	8,810	54.3	40.6	5.1	112,252	13
	2	7,055	1,305	359	8,719	51.1	44.0	4.9	113,259	22
	3	6,898	1,299	360	8,557	49.9	43.8	6.3	112,100	13
	4	6,779	1,283	360	8,422	49.2	46.3	4.5	111,854	14

2022	1	6,447	1,266	360	8,073	48.9	46.5	4.6	109,873	6
	2	6,335	1,255	359	7,949	48.4	48.1	3.5	110,096	12
	3	6,260	1,246	359	7,865	49.3	46.2	4.5	110,400	12

(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

Yen/Dollar Exchange Rates

				Yearly
		Closing	Qtr	Cum	%
	Period	Rate(1)	Avg	Avg	Change

	2017	113.00	N/A	112.16	(3.1)
	2018	111.00	N/A	110.39	1.6
	2019	109.56	N/A	109.07	1.2
	2020	103.50	N/A	106.86	2.1
	2021	115.02	N/A	109.79	(2.7)

2020	1	108.83	108.84	108.84	1.3
	2	107.74	107.65	108.25	1.7
	3	105.80	106.23	107.63	1.4
	4	103.50	104.57	106.86	2.1

2021	1	110.71	105.88	105.88	2.8
	2	110.58	109.48	107.79	.4
	3	111.92	110.11	108.58	(.9)
	4	115.02	113.70	109.79	(2.7)

2022	1	122.39	116.18	116.18	(8.9)
	2	136.68	129.39	122.79	(12.2)
	3	144.81	137.08	126.65	(14.3)

	(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2017	2018	2019	2020	2021	2021	2022	Change	2021	2022	Change
Revenues:
Total net earned premiums	$216	$208	$200	$194	$180	$45	$35	(22.2)	$138	$112	(18.8)
Net investment income (1)	35	77	88	80	(73)	11	16	45.5	14	11	(21.4)
Amortized hedge income (2)	—	36	89	97	57	13	19	46.2	45	44	(2.2)
Adjusted net investment income	35	113	177	177	(16)	24	35	45.8	59	55	(6.8)
Other income	21	18	15	13	11	3	3	—	8	22	175.0

Total adjusted revenues	272	339	393	384	175	72	73	1.4	205	189	(7.8)

Benefits and expenses:
Total net benefits and claims	209	199	194	180	166	42	43	2.4	126	116	(7.9)
Interest expense	122	120	133	164	165	39	44	12.8	126	123	(2.4)
Other adjusted expenses	154	159	137	155	142	32	45	40.6	97	129	33.0

Total benefits and adjusted expenses	486	478	464	499	473	113	132	16.8	349	368	5.4

Pretax adjusted earnings	$(214)	$(139)	$(72)	$(115)	$(298)	$(41)	$(59)	(43.9)	$(144)	$(179)	(24.3)

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $19 and $5 for the three-month periods and $61 and $35 for the nine-month periods ended September 30, 2022, and 2021, respectively is included as a reduction to net investment income. Tax credits on these investments of $19 and $10 for the three-month period and $63 and $35 for the nine-month periods ended September 30, 2022, and 2021, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.

Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).

The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management’s control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/ income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the term of the hedge. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/ income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest cash flows from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity.